Exhibit 10.68

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 3, 2013 by and among APPLE TEN HOSPITALITY, INC. (the “Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, individually (the “Lender”) and as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lender and the Administrative Agent have entered into that certain Credit Agreement dated as of July 26, 2013 (as in effect immediately prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lender increase the amount of its Commitment to $100,000,000; and

WHEREAS, the Borrower, the Lender and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by replacing the reference to “$100,000,000” in Section 2.9. with “$150,000,000”.

(b)           The Credit Agreement is amended by deleting Schedule I to the Credit Agreement and replacing it with Schedule I attached hereto.

(c)           The Credit Agreement is amended by deleting Schedule 6.1.(d) to the Credit Agreement and replacing it with Schedule 6.1.(d) attached hereto.

(d)           The Credit Agreement is amended by deleting Schedule 6.1.(j) to the Credit Agreement and replacing it with Schedule 6.1.(j) attached hereto.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)           a counterpart of this Amendment duly executed by the Borrower;

(b)           a Note made by the Borrower in favor of the Lender in the aggregate principal amount of $100,000,000 (the “New Note”);

(c)           a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(d)           an Accession Agreement duly executed by Apple Ten Oklahoma, LLC (“Apple Ten Oklahoma”);

(e)           copies certified by a Secretary or Assistant Secretary (or other individual performing similar functions) of (i) all corporate or other necessary action taken by the Borrower to authorize the increase of the aggregate amount of the Commitments contemplated by this Amendment and (ii) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase;

(f)           an opinion of the Borrower’s general counsel and McGuire Woods LLP, counsel to the Borrower and the other Loan Parties, in each case addressed to the Administrative Agent and the Lenders and addressing such matters as the Administrative Agent may request;

(g)           (i) a certificate of fact with respect to Apple Ten Oklahoma issued as of a recent date by the State Corporation Commission of the Commonwealth of Virginia and (ii) a certificate of authorization with respect to Apple Ten Oklahoma issued as of a recent date by the Secretary of State of the State of Oklahoma;

(h)           a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of Apple Ten Oklahoma, or its managing member or manager, as the case may be, with respect to each of the officers of Apple Ten Oklahoma or such managing member or manager, as applicable, authorized to execute and deliver the Loan Documents to which Apple Ten Oklahoma is a party;

(i)           copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of Apple Ten Oklahoma or its managing member or manager, as the case may be, of (i) the articles of organization of Apple Ten Oklahoma, (ii) the limited liability company agreement of Apple Ten Oklahoma and (iii) all manager, member or other necessary action taken by Apple Ten Oklahoma or its managing member or manager, as the case may be, to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

(j)           a Transfer Authorizer Designation Form effective as of the effective date of this Amendment; and

(k)           such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lender that:

(a)           Authorization.  The Borrower has the corporate power and authority and the legal right to execute and deliver this Amendment and the New Note and to perform its obligations in respect of this Amendment, the New Note and the Credit Agreement as amended by this Amendment and has taken all necessary corporate action to authorize the execution and delivery of this Amendment and the New Note and the performance of its obligations in respect of this Amendment, the New Note and the Credit Agreement as amended by this Amendment.  This Amendment and the New Note have been duly executed and delivered on behalf of the Borrower and each of this Amendment, the New Note and the Credit Agreement as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms of each, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the New Note and the performance by the Borrower of this Amendment, the New Note and the Credit Agreement as amended by this Amendment, will not violate any Requirement of Law or any Contractual Obligation of the Borrower, the violation of which could have a Material Adverse Effect.  No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Borrower in connection with the execution and delivery of this Amendment or the New Note or the performance of or compliance with the terms, provisions and conditions of this Amendment, the New Note or the Credit Agreement as amended by this Amendment.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement (as amended by this Amendment) and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 10.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

APPLE TEN HOSPITALITY, INC., a Virginia corporation

By:/s/ Justin G. Knight
Name: Justin G. Knight
Title: President

[Signatures Continue on the Following Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and sole Lender

By: /s/ Anand J. Jobanputra
Name: Anand J. Jobanputra
Title: Vice President

SCHEDULE I

Commitments

Lender	Commitment
Wells Fargo Bank, National Association	$100,000,000
TOTAL	$100,000,000

SCHEDULE 6.1.(d)

Hotels

HOTEL LOCATION	OWNER	BRAND	NAME OF LENDER	AMOUNT OF INDEBTEDNESS	OUTSTANDING PRINCIPAL BALANCE AS OF 8/31/13	MATURITY DATE

Boca Raton, FL	Apple Ten Hospitality Ownership, Inc.	Hilton Garden Inn	N/A	N/A	N/A	N/A
Cedar Rapids, IA	Apple Ten Hospitality Ownership, Inc.	Hampton Inn & Suites	N/A	N/A	N/A	N/A
Cedar Rapids, IA	Apple Ten Hospitality Ownership, Inc.	Homewood Suites	N/A	N/A	N/A	N/A
North Charleston, SC	Apple Ten Business Trust	Home2 Suites	N/A	N/A	N/A	N/A
Des Plaines, IL	Apple Ten OHare, LLC	Hilton Garden Inn	Wells Fargo	$22,500,000.00	$20,127,185.28	8/1/2016
Mason, OH	Apple Ten Hospitality Ownership, Inc.	Hilton Garden Inn	N/A	N/A	N/A	N/A
Columbia, SC	Apple Ten Business Trust	TownePlace Suites	N/A	N/A	N/A	N/A
Davenport, IA	Apple Ten Hospitality Ownership, Inc.	Hampton Inn & Suites	N/A	N/A	N/A	N/A
Denver, CO	Apple Ten Hospitality Ownership, Inc.	Hilton Garden Inn	N/A	N/A	N/A	N/A
Fairfax, VA	Apple Ten Hospitality Ownership, Inc.	Marriott	N/A	N/A	N/A	N/A
Gainesville, FL	Apple Ten Hospitality Ownership, Inc.	Hilton Garden Inn	N/A	N/A	N/A	N/A
Gainesville, FL	Apple Ten SPE Gainesville, Inc.	Homewood Suites	Wells Fargo	$13,700,000.00	$12,746,373.82	5/8/2017
Hoffman Estates, IL	Apple Ten Illinois, LLC	Hilton Garden Inn	N/A	N/A	N/A	N/A
Houston, TX	Apple Ten Hospitality Ownership, Inc.	Residence Inn	N/A	N/A	N/A	N/A
Huntsville, AL	Sunbelt-I2HA, LLC	Hampton Inn & Suites	N/A	N/A	N/A	N/A
Huntsville, AL	Sunbelt-I2HA, LLC	Home2 Suites	N/A	N/A	N/A	N/A
Jacksonville, FL	Apple Ten North Carolina, L.P.	Home2 Suites	N/A	N/A	N/A	N/A
Knoxville, TN	Apple Ten SPE Knoxville II, Inc.	Homewood Suites	Wells Fargo	$12,200,000.00	$11,120,484.06	10/8/2016
Knoxville, TN	Apple Ten Hospitality Ownership, Inc.	SpringHill Suites	N/A	N/A	N/A	N/A

Knoxville, TN	Apple Ten SPE Knoxville I, Inc.	TownePlace Suites	Berkadia	$8,400,000.00	$6,936,754.83	12/15/2015
Matthews, NC	Apple Ten North Carolina, L.P.	Fairfield Inn & Suites	N/A	N/A	N/A	N/A
Merrillville, IN	Apple Ten Hospitality Ownership, Inc.	Hilton Garden Inn	N/A	N/A	N/A	N/A
Mobile, AL	Apple Ten Hospitality Ownership, Inc.	Hampton Inn & Suites	N/A	N/A	N/A	N/A
Nashville, TN	Sunbelt-TNT, LLC	TownePlace Suites	N/A	N/A	N/A	N/A
Nassau Bay, TX	Apple Ten Hospitality Ownership, Inc.	Courtyard	N/A	N/A	N/A	N/A
Oceanside, CA	Apple Ten Hospitality Ownership, Inc.	Courtyard	N/A	N/A	N/A	N/A
Omaha, NE	Apple Ten Nebraska, LLC	Hilton Garden Inn	N/A	N/A	N/A	N/A
Pensacola, FL	Apple Ten Hospitality Ownership, Inc.	TownePlace Suites	N/A	N/A	N/A	N/A
Richmond, VA	Apple Ten Hospitality Ownership, Inc.	SpringHill Suites	N/A	N/A	N/A	N/A
Round Rock, TX	Apple Ten Hospitality Ownership, Inc.	Homewood Suites	N/A	N/A	N/A	N/A
Scottsdale, AZ	Apple Ten SPE Scottsdale, Inc.	Hilton Garden Inn	Wells Fargo	$11,250,000.00	$10,269,453.00	2/1/2017
Skokie, IL	Apple Ten Skokie, LLC	Hampton Inn & Suites	Wells Fargo	$20,500,000.00	$18,554,895.05	7/1/2016
South Bend, IN	Apple Ten Hospitality Ownership, Inc.	Fairfield Inn & Suites	N/A	N/A	N/A	N/A
Tallahassee, FL	Sunbelt-FTH, LLC	Fairfield Inn & Suites	N/A	N/A	N/A	N/A
Winston-Salem, NC	Apple Ten North Carolina, L.P.	Hampton Inn & Suites	N/A	N/A	N/A	N/A
Oklahoma City, OK	Apple Ten Oklahoma, LLC	Homewood Suites	N/A	N/A	N/A	N/A
Denton, TX	Apple Ten Hospitality Ownership, Inc.	Homewood Suites	N/A	N/A	N/A	N/A
Happy Valley (Phoenix), AZ	Apple Ten Hospitality Ownership, Inc.	Hampton Inn & Suites	N/A	N/A	N/A	N/A
Happy Valley (Phoenix), AZ	Apple Ten Hospitality Ownership, Inc.	Homewood Suites	N/A	N/A	N/A	N/A
Phoenix, AZ	Apple Ten Hospitality Ownership, Inc.	Courtyard	N/A	N/A	N/A	N/A
Maple Grove, MN	Apple Ten Hospitality Ownership, Inc.	Hilton Garden Inn	N/A	N/A	N/A	N/A
Omaha, NE	Apple Ten Nebraska, LLC	Hampton Inn & Suites	N/A	N/A	N/A	N/A
Omaha, NE	Apple Ten Nebraska, LLC	Homewood Suites	N/A	N/A	N/A	N/A

SCHEDULE 6.1.(j)

Apple Ten Alabama Services, LLC
Apple Ten Business Trust
Apple Ten Hospitality, Inc.
Apple Ten Hospitality Management, Inc.
Apple Ten Hospitality Ownership, Inc.
Apple Ten Hospitality Texas Services, Inc.
Apple Ten Hospitality Texas Services II, Inc.
Apple Ten Hospitality Texas Services III, Inc.
Apple Ten Hospitality Texas Services IV, Inc.
Apple Ten Illinois, LLC
Apple Ten NC GP, Inc.
Apple Ten NC LP, Inc.
Apple Ten North Carolina, L.P.
Apple Ten Nebraska, LLC
Apple Ten OHare, LLC
Apple Ten Oklahoma, LLC
Apple Ten Residential, Inc.
Apple Ten Skokie, LLC
Apple Ten SPE Gainesville, Inc.
Apple Ten SPE Knoxville I, Inc.
Apple Ten SPE Knoxville II, Inc.
Apple Ten SPE OHare, Inc.
Apple Ten SPE Scottsdale, Inc.
Apple Ten SPE Skokie, Inc.
Apple Ten Services Gainesville, Inc.
Apple Ten Services Knoxville I, Inc.
Apple Ten Services Knoxville II, Inc.
Apple Ten Services OHare, Inc.
Apple Ten Services Scottsdale, Inc.
Apple Ten Services Skokie, Inc.
Apple Ten Ventures, Inc.
Apple Ten Ventures Services, Inc.
Sunbelt-FTH, LLC
Sunbelt-I2HA, LLC
Sunbelt-TNT, LLC

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of October __, 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and the Lenders under the Credit Agreement referred to below.

WHEREAS, Apple Ten Hospitality, Inc. (the “Borrower”), the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of July 26, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of July 26, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment, including the increase of the aggregate amount of the Commitments to $100,000,000, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures on Next Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

APPLE REIT TEN, INC., a Virginia corporation

By:
     Name:
     Title:

APPLE TEN BUSINESS TRUST, a Virginia trust
By:           Apple Ten Hospitality Ownership, Inc., as Trustee

By:
     Name:
     Title:

APPLE TEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation

By:
     Name:
     Title:

APPLE TEN ILLINOIS, LLC, a Virginia limited liability company
By: Apple Ten Hospitality Ownership, Inc., as Managing Member

By:
     Name:
     Title:

[Signatures continue on the following page]

[Signature Page to Guarantor Acknowledgment]

APPLE TEN NORTH CAROLINA, L.P., a Virginia limited partnership
By: Apple Ten Hospitality Ownership, Inc., its General Partner

By:
     Name:
     Title:

APPLE TEN NEBRASKA, LLC, a Virginia limited liability company
By: Apple Ten Hospitality Ownership, Inc., as Managing Member

By:
     Name:
     Title:

APPLE TEN VENTURE SERVICES, INC., a Virginia corporation

By:
     Name:
     Title:

SUNBELT – FTH, LLC, a Florida limited liability company
By: Apple Ten Hospitality Ownership, Inc., as Managing Member

By:
     Name:
     Title:

SUNBELT – I2HA, LLC, an Alabama limited liability company
By: Apple Ten Hospitality Ownership, Inc., as Managing Member

By:
     Name:
     Title:

[Signatures continue on the following page]

[Signature Page to Guarantor Acknowledgment]

SUNBELT – TNT, LLC, an Alabama limited liability company
By: Apple Ten Hospitality Ownership, Inc., as Managing Member

By:
     Name:
     Title:

[Signature Page to Guarantor Acknowledgment]